Exhibit 99.1 FOR IMMEDIATE RELEASE

Green Plains Inc. and Green Plains Partners LP
Announce Definitive Merger Agreement

OMAHA, Neb., September 18, 2023, (BUSINESS WIRE) - Green Plains Inc. (NASDAQ:GPRE) (“Green Plains”) and Green Plains Partners LP (NASDAQ: GPP) (the “Partnership”) today announced that they have entered into a definitive merger agreement pursuant to which Green Plains will acquire all of the publicly held common units of the Partnership not already owned by Green Plains and its affiliates in exchange for a combination of Green Plains common stock and cash.

Under the merger agreement, each outstanding common unit of the Partnership that Green Plains and its affiliates do not already own will be converted into the right to receive 0.405 shares of Green Plains common stock and $2.00 in cash, plus an amount of cash equal to unpaid distributions from the end of the last quarter for which a quarterly distribution was made to the closing date, as determined in accordance with the merger agreement, without interest. Without taking into account the unpaid distribution amount, the merger consideration represents a value of approximately $15.69 per Partnership common unit as of September 15, 2023, which represents a premium of 20% to the closing price of the Partnership’s common units of $13.08 on May 3, 2023, the day immediately prior to Green Plains’ initial proposal to acquire all of the publicly held common units of the Partnership not already owned by Green Plains and its affiliates.

Green Plains expects that the proposed transaction will simplify its corporate structure and governance, generate near-term earnings and cash flow accretion, reduce SG&A expense related to the Partnership, improve the credit quality of the combined enterprise and align strategic interests between Green Plains shareholders and the Partnership’s unitholders by regaining full ownership and control of Green Plains’ total platform, including terminal operations.

Additional Transaction Terms and Details
The conflicts committee of the board of directors of the Partnership’s general partner (the “Conflicts Committee”), comprised entirely of independent directors, after consultation with its independent legal and financial advisors, unanimously approved the definitive merger agreement and determined it to be in the best interests of the Partnership, including the unitholders unaffiliated with Green Plains. The transaction was also approved by the board of directors of both Green Plains and the Partnership’s general partner.

Upon consummation of the transaction, the Partnership will become an indirect wholly owned subsidiary of Green Plains and the Partnership’s common units will cease to be listed on Nasdaq and will subsequently be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The transaction is expected to close in the fourth quarter of 2023, subject to the approval of the holders of a majority of the outstanding common units of the Partnership, the effectiveness of a registration statement related to the issuance of the new shares of Green Plains common stock to the Partnership’s unitholders and other customary approvals and conditions. Pursuant to a support agreement entered into in connection with the transaction, Green Plains and certain holders of Partnership common units have agreed to vote all of the Partnership common units that they own in favor of the transaction. Green Plains and such holders currently own approximately 50.1% of the outstanding Partnership common units, collectively.

Advisors
BofA Securities is acting as exclusive financial advisor and Latham & Watkins LLP is acting as legal advisor to Green Plains. Evercore is acting as exclusive financial advisor and Gibson, Dunn & Crutcher LLP is acting as legal advisor to the Conflicts Committee.

About Green Plains Inc.
Green Plains Inc. (NASDAQ: GPRE) is a leading biorefining company focused on the development and utilization of fermentation, agricultural and biological technologies in the processing of annually renewable crops into sustainable value-added ingredients. This includes the production of cleaner low carbon biofuels, renewable feedstocks for advanced biofuels and high purity alcohols for use in cleaners and disinfectants. Green Plains is an innovative producer of Ultra-High Protein and novel ingredients for animal and aquaculture diets to help satisfy a growing global appetite for sustainable protein. Green Plains Inc. currently owns a 48.8% limited partner interest and a 2.0% general partner interest in Green Plains Partners LP. For more information, visit www.gpreinc.com.

About Green Plains Partners LP
Green Plains Partners LP (NASDAQ: GPP) is a fee-based Delaware limited partnership formed by Green Plains Inc. to provide fuel storage and transportation services by owning, operating, developing and acquiring ethanol and fuel storage terminals, transportation assets and other related assets and businesses. For more information about Green Plains Partners LP, visit www.greenplainspartners.com.

Forward-Looking Statements
All statements in this press release (and oral statements made regarding the subjects of this communication), including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Green Plains and the Partnership, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected benefits of the proposed transaction to Green Plains and the Partnership and their shareholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; and the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. Forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “should,” “will,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project” and variations of these words or similar expressions (or the negative versions of such words or expressions). While Green Plains and the Partnership believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the proposed transaction; the possible diversion of management time on transaction-related issues; local, regional and national economic conditions and the impact they may have on Green Plains, the Partnership and their customers; disruption caused by health epidemics, such as the COVID-19 outbreak; conditions in the ethanol and biofuels industry, including a sustained decrease in the level of supply or demand for ethanol and biofuels or a sustained decrease in the price of ethanol or biofuels; commodity market risks, including those that may result from weather conditions; the financial condition of Green Plains’ or the Partnership’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; changes in safety, health, environmental and other governmental policy and regulation, including changes to tax laws; the results of any reviews, investigations or other proceedings by government authorities; and the performance of Green Plains and the Partnership.

The foregoing list of factors is not exhaustive. The forward-looking statements in this press release speak only as of the date they are made and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Green Plains’ and the Partnership’s control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of Green Plains’ and the Partnership’s respective Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Reports on Form 10-Q for the three months ended March 31, 2023 and June 30, 2023, respectively, each filed with the Securities and Exchange Commission (the “SEC”), and any subsequent reports filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

No Offer or Solicitation
This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where To Find It
In connection with the proposed transaction, Green Plains and the Partnership expect to file relevant materials with the SEC, including a registration statement on Form S-4 filed by Green Plains, which will include a consent solicitation statement of the Partnership and a prospectus of Green Plains. INVESTORS AND SECURITY HOLDERS OF GREEN PLAINS AND THE PARTNERSHIP ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT, CONSENT SOLICITATION STATEMENT/PROSPECTUS, AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE

PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. The consent solicitation statement/prospectus, when available, will be sent to security holders of the Partnership relating to the proposed transaction. Investors and security holders may obtain a free copy of the consent solicitation statement/prospectus (when available) and other relevant documents (if and when available) filed by Green Plains and the Partnership with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the consent solicitation statement/prospectus and other relevant documents (when available) from www.gpreinc.com under the heading “Financials” beneath the tab “Investors & Media” and then under the subheading “SEC Filings.”

Participants in the Solicitation
Green Plains, the Partnership and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the proposed transaction. Information about these persons is set forth in Green Plains’ proxy statement relating to its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2023, and the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 10, 2023, as amended by Amendment No. 1 thereto, which was filed with the SEC on March 22, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the consent solicitation statement/prospectus and other relevant documents regarding the proposed transaction, which will be filed with the SEC.
Green Plains Inc. Contacts
Investors: Phil Boggs | Executive Vice President, Investor Relations | 402.884.8700 | phil.boggs@gpreinc.com
Media: Lisa Gibson | Communications Manager | 402.952.4971 | lisa.gibson@gpreinc.com